UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 21, 2013

Jos. A. Bank Clothiers, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23874	36-3189198
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

500 Hanover Pike Hampstead, Maryland	21074
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code   (410) 239-2700

 (Former Name or Former Address, if Changed Since Last Report)

       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

At the June 21, 2013, annual meeting of stockholders of Jos. A. Bank Clothiers, Inc. (the “Company”), James H. Ferstl and Sidney H. Ritman were elected as directors.  The matters voted upon at the annual meeting and the final voting results are as follows:

The election of two directors for terms expiring at the Company’s 2016 annual meeting of stockholders

Name of Nominee	For	Against	Abstain	Broker Non-Votes
James H. Ferstl	16,846,351	7,626,037	12,628	1,030,104
Sidney H. Ritman	16,831,181	7,641,207	12,628	1,030,104

The ratification of the appointment of Deloitte & Touche LLP as the Company’s registered public accounting firm for the fiscal year ending February 1, 2014

For	Against	Abstain	Broker Non-Votes
25,093,798	394,585	26,737	0

An advisory resolution to approve the compensation of the Company’s named executive officers (“Say on Pay”)

For	Against	Abstain	Broker Non-Votes
11,858,266	12,602,784	23,966	1,030,104

The proposal to approve the amendment and restatement of the Jos. A. Bank Clothiers, Inc. 2010 Equity Incentive Plan, which was included in the Company’s proxy materials, was later withdrawn and no vote was taken.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JoS. A. Bank Clothiers, Inc.
(Registrant)

	By:	/s/ Charles D. Frazer
Charles D. Frazer
Senior Vice President and
General Counsel

Dated: June 25, 2013